Note 17 - Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
17.	EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period.  Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period, using the treasury stock method for options.

A reconciliation of the numerator and denominator of basic and diluted earnings (loss) per share calculations was as follows:

	Years Ended December 31
	2014	2013	2012

Net loss from continuing operations (in thousands)	$(15,057)	$(19,093)	$(26,688)
Income (loss) from discontinued operations (in thousands)	-	(6)	895

Net loss (in thousands)	$(15,057)	$(19,099)	$(25,793)

Weighted average shares outstanding (in thousands) – basic	1,362,465	1,435,778	1,552,190
Effect of dilutive securities:
Options and RSUs (in thousands)	-	-	-

Weighted average shares outstanding (in thousands) – diluted	1,362,465	1,435,778	1,552,190

Loss per share – basic and diluted
Continuing operations	$(0.01)	$(0.01)	$(0.02)
Discontinued operations	-	-	-
	$(0.01)	$(0.01)	$(0.02)

Certain outstanding options and RSUs were excluded from the computation of diluted EPS since their effect would have been anti-dilutive. The anti-dilutive stock options excluded and their associated exercise prices per share were 228,666,600 shares at $0.0460 to $0.3462 as of December 31, 2014, 247,157,450 shares at $0.0558 to $0.4792 as of December 31, 2013, and 261,321,450 shares at $0.0460 to $0.4792 as of December 31, 2012.  The anti-dilutive RSUs excluded were 46,823,850 shares, 36,215,100 shares, and 32,838,550 shares as of December 31, 2014, 2013, and 2012, respectively.